                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A
 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(B) OR
                   (G) OF THE SECURITIES EXCHANGE ACT OF 1934

                     WILSHIRE FINANCIAL SERVICES GROUP INC.
                  ------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                                 Applied For
-------------------------------------     -------------------------------------
      (State of organization or             (IRS Employer Identification No.)
           incorporation)


1776 SW Madison St. Portland, Oregon                      97205
                                          -------------------------------------
-------------------------------------                  (Zip code)
   (Address of principal executive
              offices)

       Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class to be so           Name of each exchange on which each
             registered                         class is to be registered
 -------------------------------------    -------------------------------------
                None

       Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
                    -------------------------------------
                                (Title of Class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1: DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

  The information set forth in the Prospectus contained in the Registrant's Registration Statement on Form S-1 (Registration No. 333-15263) filed October 31, 1996, as amended (the "Registration Statement") beneath the caption "Description of Capital Stock," is incorporated herein by reference and made a part hereof.

ITEM 2: EXHIBITS

3.1* Certificate of Incorporation
3.2* By-laws

--------
* Previously filed with the Securities and Exchange Commission as exhibits to the Registrant's Registration Statement on Form S-1 (Registration No. 333-15263). Such exhibits are incorporated herein by reference.

                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        WILSHIRE FINANCIAL SERVICES GROUP INC.

                                       By: Lawrence A. Mendelsohn

                                           ------------------------------------
                                           LAWRENCE A. MENDELSOHN
                                           PRESIDENT

Dated: December 6, 1996

                                       2